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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 8, 1998
                                                          -------------


                                THE GEON COMPANY
                                ----------------
               (Exact name of registrant as specified in charter)



    Delaware                   1-11804                     34-1730488
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(State or other              (Commission                 (IRS Employer
jurisdiction of              File Number)                Identification No.)
incorporation)



                     One Geon Center, Avon Lake, Ohio 44012
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               (Address of principal executive offices) (Zip Code)


         Registrant's telephone number, including area code 440-930-1001
                                                            ------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events
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         The Geon Company announced on April 13, 1998 that it has signed an agreement to acquire Plast-O-Meric, Inc., a privately held custom formulator of vinyl plastisols and polyurethane systems. See Exhibit 99.1 for more information regarding this acquisition.


Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of April 8, 1998 announcing the agreement between The
Geon Company and Plast-O-Meric.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE GEON COMPANY




                                              By  \s\ Gregory L. Rutman
                                                  -------------------------
                                                  Secretary



Dated  April 14, 1998